                                                                   Exhibit 10.34

                    ASSIGNMENT OF REAL ESTATE SALE AGREEMENT

         For good and valuable consideration, the receipt of which is hereby acknowledged, BC-GFS LLC, a Delaware limited liability company ("Assignor"), hereby assigns, transfers and sets over to GFS Ridgetop LLC, a Washington limited liability company ("Assignee"), all of Assignor's right, title and interest with respect to the real property and improvements commonly known as Ridgetop Apartments, located in Silverdale, Washington and legally described in Exhibit A attached hereto, under that certain Real Estate Sale Agreement dated July 11, 2002, as amended by that certain Reinstatement and First Amendment dated October _____, 2002 (collectively, the "Agreement"), originally between ERP Operating Limited Partnership, an Illinois limited partnership, EQR-Alderwood Limited Partnership, a Washington limited partnership, and EQR-Wellington, L.L.C., a Delaware limited liability company, as Sellers, and Goodman Financial Services, Inc. ("Goodman") as Purchaser, and assigned by Goodman to Assignor pursuant to that certain Assignment of Real Estate Sale Agreement of even date herewith.

         DATED this __________ day of December, 2002.

         ASSIGNOR:               BC-GFS LLC,
                                 a Delaware limited liability company

                                 By:  GFS Equity Management LLC, a
                                      Washington limited liability company,
                                      its manager


                                      By:
                                         ------------------------------------
                                                   John A. Goodman, Manager

         ASSIGNEE:               GFS RIDGETOP LLC,
                                 a Washington limited liability company

                                 By: BC-GFS LLC, a Delaware limited liability company, its manager

                                      By:  GFS Equity Management LLC, a
                                           Washington limited liability
                                           company, its manager


                                           By:
                                              ----------------------------
                                                       John A. Goodman, Manager

                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL NO. 1:
THAT PORTION OF LOT 1 OF KITSAP COUNTY LARGE LOT SUBDIVISION NO. 38, ACCORDING TO SURVEY RECORDED MARCH 24, 1987 IN VOLUME 1 OF SURVEYS AT PAGES 45 AND 46 UNDER RECORDING NO. 8703240199, IN KITSAP COUNTY, WASHINGTON, SAID PORTION LYING SOUTH OF THE FOLLOWING DESCRIBED LINE: COMMENCING AT THE NORTHEAST CORNER OF ABOVE SAID LOT 1;THENCE SOUTHERLY ALONG THE EAST LINE OF SAID LOT 1 ON A 656 FOOT CURVE TO THE RIGHT, THE CENTER OF WHICH BEARS SOUTH 57 DEG.19'54" WEST, THROUGH A CENTRAL ANGLE OF 8 DEG.53'26" FOR AN ARC DISTANCE OF 101.79 FEET;THENCE CONTINUING ALONG EAST LINE OF SAID LOT 1, SOUTH 10 DEG.17'08" EAST A DISTANCE OF 185.15 FEET TO THE TRUE POINT OF BEGINNING;THENCE SOUTH 82 DEG.35'42" WEST A DISTANCE OF 648.00 FEET TO THE TERMINUS AT A POINT ON THE WEST LINE OF SAID LOT 1 WHICH BEARS SOUTH 06 DEG.38'49" EAST AND LIES 250.00 FEET FROM THE NORTHWEST CORNER OF SAID LOT 1;
(ALSO KNOWN AS LOT A OF SHORT PLAT NO. 4779 RECORDED UNDER RECORDING NO. 8809280063.) ASSESSORS PARCEL NO. 152501-2-017-2006

PARCEL NO. 2:
LOT B OF KITSAP COUNTY SHORT PLAT NO. 4779, RECORDED UNDER AUDITOR'S FILE NO. 8809280063 BEING A PORTION OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF
SECTION 15, TOWNSHIP 25 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON. ASSESSORS PARCEL NO. 152501-2-018-2005

PARCEL NO. 3:
A 30 FOOT EASEMENT FOR STORM DRAINAGE, SEWER PIPES AND APPURTENANCES CREATED BY INSTRUMENT RECORDED UNDER RECORDING NO. 8903280120, IN KITSAP COUNTY, WASHINGTON, SITUATE WITHIN THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER,
SECTION 15, TOWNSHIP 25 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON